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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Prosperity Bancshares, Inc. on Form S-8 of our report dated February 18, 1999, appearing in the Annual Report on Form 10-K of Prosperity Bancshares, Inc. for the year ended December 31, 1998.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

Houston, Texas
December 17, 1999